UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2014 (July 17, 2014)

TICC CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-50398	20-0188736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

TICC Capital Corp. (the “Company”) reconvened its Annual Meeting of Shareholders (the “Meeting”) on July 17, 2014, which was previously postponed on June 11, 2014 by the Company’s board of directors, and then convened and adjourned on June 26, 2014 pursuant to a shareholder vote, and submitted one remaining matter before the Meeting to the vote of the shareholders. A summary of the matter voted upon by shareholders at the Meeting on July 17, 2014 is set forth below.

Shareholders elected two nominees for director, each to serve for a three-year term to expire at the 2017 Annual Meeting of Shareholders based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes

Charles M. Royce	30,185,507	2,905,597	-
Steven P. Novak	31,108,580	1,982,524	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2014	TICC CAPITAL CORP.

By: /s/ Saul B. Rosenthal
Saul B. Rosenthal
President